Starbeam Study Interim Clinical Data American Academy of Neurology Annual Meeting April 20, 2016 Exhibit 99.1

Forward-Looking Statement These slides and the accompanying oral presentation contain forward-looking statements and information. The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify forward-looking statements. For example, all statements we make regarding the initiation, timing, progress and results of our clinical studies of our Lenti-D product candidate and our research and development programs, our ability to advance product candidates into, and successfully complete, clinical studies, and the timing or likelihood of regulatory filings and approvals are forward-looking. All forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. These statements are also subject to a number of material risks and uncertainties that are described in our most recent annual report on Form 10-K, as well as our subsequent filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Nasdaq: BLUE bluebird bio: Why We Do What We Do Our Vision – Make Hope a Reality Ethan Cameron Aidan Committed to transforming the lives of patients with severe genetic and rare diseases

Starbeam Study

Cerebral Adrenoleukodystrophy (CALD): Disease Overview

Natural Course of Disease


12 months
18 months
24 months

DISEASE

Ultra-orphan, X-linked, monogenic, neurological disorder

Mutated gene results in toxic buildup of very long chain fatty acids

Leads to cerebral inflammation & demyelination

CURRENT TREATMENTS

Untreated CALD leads to dismal outcomes (vegetative state and death)

Allogeneic stem cell transplant standard for CALD (if possible)

EPIDEMIOLOGY

CALD most severe form of ALD

ALD incidence: 1 in ~21,000 (male live births)

Cerebral disease

- CALD accounts for 30-40% of ALD
- AMN accounts for 40-45% of ALD with 40% cerebral
- ACALD accounts for ~25% of ALD

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Autologous HSC Gene Therapy in CALD

Need for options beyond allogeneic HCT

- >10% treatment-related mortality[2,3,4]
- 45%–75% experience moderate to severe GvHD[2,3,4,5]
- Full HLA donor match is required for best outcomes[1,2,3]
  - 49% of ALD transplants performed with mismatched, unrelated donors
  - Time to find donor may delay treatment beyond effective window

Lenti-D vector

self-inactivating lentiviral vector delivering a functional copy of *ABCD1* to autologous HSCs



HIV LTR
R
U5
Ψ+
cPPT/FLAP
RRE
MND
ABCD-1 cDNA
ppt
ΔU3
R
pA
ABCD1

Science AAAS

Hematopoietic Stem Cell Gene Therapy with a Lentiviral Vector in X-Linked Adrenoleukodystrophy

Nathalie Cartier,[1,2*] Salima Hacein-Bey-Abina,[3,4,5*] Cynthia C. Bartholomae,[6] Gabor Veres,[7] Manfred Schmidt,[6] Ina Kutschera,[6] Michel Vidaud,[1] Ulrich Abel,[6] Liliane Dal-Cortivo,[3,5] Laure Caccavelli,[3,5] Nizar Mahlaoui,[8] Véronique Kiermer,[9] Denice Mittelstaedt,[10] Céline Bellesme,[2] Najiba Lahlou,[11] François Lefrère,[3] Stéphane Blanche,[8] Muriel Audit,[12] Emmanuel Payen,[13,14] Philippe Leboulch,[13,14,15] Bruno l'Homme,[1] Pierre Bougnères,[2] Christof Von Kalle,[6] Alain Fischer,[4,8] Marina Cavazzana-Calvo,[3,4,5*] Patrick Aubourg[1,2*†]

Cartier et al., *Science* **326**, 818 (2009)

Proof of concept study reported 2009

- 2 subjects with stabilization of neurodegeneration 14 to 16 months after gene therapy

1. GdE+ HCT-treated (N=23) subjects with Loes score ≤9 & NFS ≤1, from time of diagnosis or time of HCT, all donor sources. bluebird bio study ALD-101, manuscript in preparation. 2. Miller et al, Blood 2011. 3. Peters et al, Blood 2004. 4.Beam et al, Biol Blood Marrow Transplant. 2007. 5: Baumann et al, Eur J Pediatr, 2003. 6: Martin et al, Biol Blood Marrow Transplant, 2006.

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Measuring Neurologic Progression in CALD Functional Outcomes 6 most serious symptoms 81% MFD-free survival @ 2 years post allo-HCT3 NFS Component Score NFS Component Score Hearing/auditory processing problems 1 Walking difficulties/ spasticity 1 Aphasia/apraxia 1 Spastic gait (needs assistance) 2 Loss of communication 3 Wheelchair dependence 2 Vision impairment 1 No voluntary movement 3 Cortical blindness 2 Episodes of incontinence 1 Swallowing dysfunctions 2 Total incontinence 2 Tube feeding 2 Non-febrile seizures 1 Running difficulties 1 Possible Total 25 15 domains; total possible score of 25 70% maintain stable NFS2 @ 2 years post allo-HCT3 Neurological Function Score (NFS)1 Major Functional Disabilities (MFDs) 1. Moser et al. Neuropediatrics 2000;31(5):227-239. 2. “Stable NFS” = change post-allo-HCT of ≤ 3 NFS points and an absolute NFS ≤ 4 at Month 24 (± 6 months). 3. GdE+ HCT-treated (N=23) subjects with Loes score ≤9 & NFS ≤1, from time of diagnosis or time of HCT, all donor sources. bluebird bio study ALD-101, manuscript in preparation.

Measuring Neurologic Progression in CALD
MRI Measures

Loes MRI severity score[1]**:** measurement of white matter changes by degree and extent of pathological hyperintense regions (0-34)



Loes score = 1



Loes score = 15

Gadolinium enhancement: indicator of active inflammation in untreated patients (+/-)



GdE+

Images Courtesy of Dr. Florian Eichler

1. Loes et al. AJNR Am J Neuroradiol 1994;15(9):1761-1766.

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Starbeam Study – Ongoing Phase 2/3 Study Secondary Endpoints Primary Endpoint Design 15 patients (18 enrolled) Age ≤ 17 Gad Positive Loes Score 0.5 – 9 NFS ≤ 1 No HLA-matched sibling donor % of Boys With Major Functional Disabilities at 24 Months After Transplant Neurological Functional Score (NFS) Gad +/- Loes Score Safety Open label, multi-center, single arm, global study

Starbeam Treatment Protocol Overview

Subject and Cellular Product Characteristics N=18 consented (formally screened) and N=17 infused subjects Baseline Characteristics Parameter Median (range) Age at consent (years) 6.0 (4-13) Time from CALD diagnosis to treatment (months) 6.8 (2.5-65.8) Time from enrollment to treatment (months) 2.2 (1.9-2.9) Baseline Loes score 2.0 (1.0-7.5) Baseline NFS score 0 (0-0) MFDs present at baseline None 17 subjects treated between October 2013 and July 2015 Median follow-up 16 months (6-24m) as of March 31, 2016 3 completed 24 months 10 with 12 to <24 months follow-up 4 with ≥6 to <12 months follow-up Enrolled n=18 Stem Cell Harvest (apheresis) n=17 Treated n=17 Ineligible n=1 (Loes Score >9) Data as of March 31, 2016

Successful Autologous HSCT Procedure Study procedures generally well tolerated No graft failure Integration site analysis: polyclonal reconstitution in all subjects, no molecular evidence of clonal dominance No replication competent lentivirus detected to date Parameter Median (range) Drug Product Cell Dose (x106/kg) 10.5 (6.0-19.4) Neutrophil engraftment1 (with and without GCSF) Day +13 (11-39) Platelet engraftment2 Day +29 (16-55) Adverse events consistent with myeloablative conditioning Two AEs considered possibly related to drug product: BK-mediated viral cystitis (SAE, grade 3) and tachycardia (grade 1) All AEs and SAEs resolved with standard measures Data as of March 31, 2016 Grade ≥3 non-lab AEs in >1 subject D-10 to D+43 (N=17) ≥D+44 (N=17) Febrile neutropenia 13 (76%) 0 Stomatitis 5 (29%) 0 Nausea 3 (18%) 0 Vomiting 2 (12%) 0 Decreased appetite 6 (35%) 0 Epistaxis 2 (12%) 0 Study procedures generally well tolerated No graft failure or GvHD No molecular evidence of clonal dominance or insertional oncogenesis No replication competent lentivirus detected to date 1. 3 consecutive ANC values of ≥ 0.5 x 109/L obtained on different days. 2. 3 consecutive platelet values ≥ 20 x 109 /L obtained on different days (unsupported)

All Patients Remain Free from Major Functional Disabilities, 16/17 Have Stable NFS1 NFS Progression in Untreated Patients Historical Controls (n=13), Study ALD-1012 1. Stable NFS: change of <3 points and an absolute NFS ≤ 4. 2. GdE+ untreated subjects regardless of stage of disease with more than 1 NFS score reported (N=13), from time of first GdE+ MRI. Most recent score within 1 year prior to HCT reported as screening score. bluebird bio study ALD-101, manuscript in preparation. Data as of March 31, 2016 months since treatment Neurologic Function Scores Starbeam Study

All Patients Remain Free from Major Functional Disabilities, 16/17 Have Stable NFS1 1. Stable NFS: change of <3 points and an absolute NFS ≤ 4. 2. GdE+ HCT treated (N=27) subjects with Loes score ≤9 & NFS ≤1, from time of HCT, all donor sources. Most recent score within 1 year prior to HCT reported as screening score. bluebird bio study ALD-101, manuscript in preparation. Data as of March 31, 2016 months since treatment Neurologic Function Scores Starbeam Study NFS Progression in BMT-Treated Patients Historical Controls eligible for ALD-102 (n=27), Study ALD-1012

Loes Scores Have Stabilized1 in 14/17 Patients Data as of March 31, 2016 1. Stable Loes score: change of ≤ 5 points or an absolute Loes Score ≤ 9. 2. GdE+ HCT-treated (N=27) subjects with Loes score ≤9 & NFS ≤1, from time of HCT, all donor sources. bluebird bio study ALD-101, manuscript in preparation. months since treatment Loes Scores in BMT-Treated Patients Historical Controls eligible for ALD-102 (n=27), Study ALD-1012 Loes Scores in Starbeam Study

Neuroimaging Outcomes Demonstrate Halting of Disease Progression after Lenti-D Treatment pre treatment Data as of March 31, 2016 1 year after Lenti-D 2 years after Lenti-D Representative Untreated patient Subject 2001: First Patient Treated in Starbeam Study Loes score = 2 Loes score = 3 Loes score = 2 T1 Post Flair

Resolution of Gadolinium Enhancement 2001 2002 2003 2004 2005 2006 2007 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Data as of March 31, 2016. GdE status (+/-) assigned by central MRI reader blinded to subject and time point GdE- GdE+ Subject ID Screening Month 1 Month 6 Month 12 Month 18 Month 24 #2005 Screening 12 months #2004 #2014 #2013 #2009

Persistence of Vector-Marked Cells and ALDP Expression ALD Protein Expression in CD14+ cells Vector Copy Number in Peripheral Blood Data as of March 31, 2016 Median VCN in drug product: 1.0 (0.5-2.5) All samples have detectable VCN and ALDP expression at latest follow-up N=11 N=13 N=13 N=14 N=13 N=6 N=5 Vector copies per diploid genome Months since treatment Months since treatment % CD14 cells positive for ALDP Monocytes (CD14+) differentiate into microglia Median, IQR, min, max

Summary Data as of March 31, 2016 Initial Starbeam results suggest early treatment with Lenti-D gene therapy may halt neuro-inflammation and demyelination in most CALD patients, with promising safety All subjects remain free of Major Functional Disabilities (MFD) to date Stabilization of NFS achieved in 94% (16/17) and Loes score achieved in 82% (14/17) Resolution of gadolinium enhancement by month 6 in 94% (16/17) Re-appearance of diffuse gadolinium enhancement in 5 subjects, resolved in those (n=2) who have later follow-up No deaths, graft failure, or GvHD reported to date AE profile consistent with myeloablative conditioning with busulfan and cyclophosphamide Lenti-D gene therapy may offer an alternative to allogeneic bone marrow transplant, particularly for patients with no matched sibling donor Additional follow-up is needed to fully assess efficacy, durability of effect and long-term safety

Newborn Screening for ALD Early detection is critical for boys with CALD Rapidly degenerative disease; treatment is most successful in boys who are diagnosed early Newborn screening allows boys born with ALD to be monitored for development of symptoms and treated early The federal government now recommends that states add ALD to their newborn screening panels, and it is up to the states to implement screening. Advocates continue to work on a state-by-state basis to get broader adoption. New York has already begun screening Total number of newborns screened in 2014 and 2015 was 469,515 Connecticut recently started screening California, Illinois, New Jersey have agreed to add ALD to their state’s newborn screening panels Note: not all boys identified with ALD will convert to cerebral ALD. Literature suggests that 30 to 40% of ALD cases will convert to CALD.

Anticipated Significant 2016 Milestones FIRST HALF 2016 SECOND HALF 2016 LentiGlobin Thal and SCD Data Update at ASH Initiated CRB-401 Study of bb2121 (Q1) CALD Data Update at AAN (April) Initiate HGB-207 Study of LentiGlobin Cash Runway Through 2018

Transforming the Lives of Patients with Severe Genetic and Rare Diseases Making Hope a Reality